Exhibit 99.1
 ©2015 ADS Alliance Data Systems, Inc. Confidential and Proprietary  Earnings Release | April 16, 2015  Alliance Data NYSE: ADS  Q1 2015 ResultsApril 16, 2015

Earnings Release | April 16, 2015 1

Agenda

- Speakers: Ed Heffernan — President and CEO
  - Charles Horn — EVP and CFO
  - Melisa Miller — EVP and President – Card Services

- First Quarter 2015 Consolidated Results
- Segment Results
- 2015 Guidance and Critical Goals
- Raising 2015 Guidance

AllianceData
©2015 ADS Alliance Data Systems, Inc.
Confidential and Proprietary

 ©2015 ADS Alliance Data Systems, Inc. Confidential and Proprietary  Earnings Release | April 16, 2015  First Quarter Consolidated Results(MM, except per share)    Quarter Ended March 31,  Quarter Ended March 31,  Quarter Ended March 31,      2015  2014  % Change    Revenue  $ 1,601   $ 1,233  +30%    EPS  $ 2.32   $ 2.08   +12%    Core EPS  $ 3.65   $ 2.79  +31%              Adjusted EBITDA  $ 474  $ 371  +28%    Adjusted EBITDA, net  $ 430   $ 335  +29%              Diluted shares outstanding  63.6  66.1  -4%    Double-digit revenue growth in all segments. strong organic revenue growth of 19 percent. Solid flow-through of revenue growth to adjusted EBITDA.Unfavorable FX rates were a 5 percent drag to revenue and core EPS.EPS and core EPS benefitted from the repurchase of 2 million shares during Q1.   2

 ©2015 ADS Alliance Data Systems, Inc. Confidential and Proprietary  Earnings Release | April 16, 2015  LoyaltyOne (MM)  Revenue and adjusted EBITDA increased 37 percent and 26 percent, respectively, on a constant currency basis. Tremendous quarter for BrandLoyalty with revenue up 100 percent from last year on a constant currency basis.some is due to timing of customer marketing promotions (Q1 vs. Q2). Solid 1st quarter issuance growth of 7 percent in Canada.    Quarter Ended March 31,  Quarter Ended March 31,  Quarter Ended March 31,      2015  2014  % Change    Revenue  $ 388   $ 329  +18%              Adjusted EBITDA  $ 77   $ 71  +9%    Non-controlling interest   -7    -6      Adjusted EBITDA, net  $ 70   $ 65  +7%    Adjusted EBITDA %  20%  22%  -2%    Key Metrics:           AIR MILES® reward miles issued  1,229  1,147  +7%     AIR MILES reward miles redeemed  1,213  1,056  +15%     Average CDN FX rate  0.81  0.91  -11%     Average Euro FX rate  1.12  1.37  -18%    3

 ©2015 ADS Alliance Data Systems, Inc. Confidential and Proprietary  Earnings Release | April 16, 2015  Epsilon (MM)  Strong organic revenue and adjusted EBITDA growth of 6 percent and 5 percent, respectively. Solid 21 percent growth in 1st quarter volumes for Agility Harmony digital messaging platform.     Quarter Ended March 31,  Quarter Ended March 31,  Quarter Ended March 31,      2015  2014  % Change    Revenue  $ 505   $ 348   +45%              Adjusted EBITDA  $ 104   $ 55   +88%    Adjusted EBITDA %  21%  16%  +5%              4

 ©2015 ADS Alliance Data Systems, Inc. Confidential and Proprietary  Earnings Release | April 16, 2015  Card Services (MM)  Strong revenue growth driven by 33 percent growth in average card receivables during Q1.Substantial growth in card receivables drove solid expense leveraging. The provision for loan losses increased significantly due to card receivables growth and timing. reserve build in Q1, 2015 (+$15 million) compared to reserve release in Q1, 2014 (-$21 million)    Quarter Ended March 31,  Quarter Ended March 31,  Quarter Ended March 31,      2015  2014  % Change    Revenue  $ 715   $ 562  +27%              Operating expenses  262  217  +21%    Provision for loan losses  135  71  +90%    Funding costs  36  30  +17%    Adjusted EBITDA, net  $ 282   $ 244  +16%    Adjusted EBITDA, net %  39%  43%  -4%    5

 ©2015 ADS Alliance Data Systems, Inc. Confidential and Proprietary  Earnings Release | April 16, 2015  Card Services (MM)  Gross yield compression is due to mix (co-brand vs. PLCC) and acquired card receivables. Normalized loss rates (adjusted for acquired portfolios) were consistent between quarters. Core1 spending remains strong, up 11 percent. Ending reserve of 5.6 percent of reservable receivables at March 31, 2015spread of approximately 120 basis points to the LTM loss rate.     Quarter Ended March 31,  Quarter Ended March 31,  Quarter Ended March 31,    Key metrics:  2015  2014  Change    Credit sales  $ 4,960   $ 3,614   +37%    Average credit card receivables  $ 10,677  $ 8,022   +33%    Total gross yield  26.8%  28.0%  -1.2%    Normalized loss rates  4.9%  4.9%  -%    Delinquency rate  3.9%  3.9%  -%    6  1 Pre - 2012 programs.

 ©2015 ADS Alliance Data Systems, Inc. Confidential and Proprietary  Earnings Release | April 16, 2015     Q1, 2015  Revenue      Adj. EBITDA, Net        LoyaltyOne:                 BrandLoyalty  $ 224  +100%     31  +117%       Canada  228  +5%    58  +3%    +7% miles issued   Constant currency   452  +37%     89  +26%                       Non-controlling interest        -7         FX impact  -64      -12      FX is ~$0.10 hit to core EPS   Reported  388  +18%     70  +7%                      Epsilon:                 Epsilon   368  +6%     58  +5%    Solid EBITDA flow-thru   Conversant  137  n/a    46  n/a    2nd half acceleration     505       104        Card Services   715  +27%     282  +16%    +33% portfolio growthReserve build for growth                  Total 1  $ 1,601  +30%    $ 430  +29%    $3.65 core EPS , +31%  First Quarter Summary (MM)  1 Net of corporate/other segment which is not shown.  7

Earnings Release | April 16, 2015 8

2015 Guidance and Critical Goals

LoyaltyOne

• BrandLoyalty	• Double-digit growth in revenue and adjusted EBITDA • North America expansion
• Canada	• AIR MILES issuance growth returns to mid-single digit growth

EPSILON

• Epsilon	• Revenue growth flows through to adj. EBITDA growth
• Conversant	• Complete internal transformation towards data (first-half) • Return to solid organic growth (second-half)

AllianceData CARD SERVICES

- Exceptional portfolio growth (> 25 percent)
- Strong, double-digit revenue and adjusted EBITDA, net growth
- Sign new $2 billion vintage
- Deliver full digital suite (mobile apps, etc.)

Overall

- Organic revenue growth of 3x GDP; 20 percent plus overall revenue growth
- $1.3 billion in free cash flow
- Play through FX headwinds though over-performance and share buybacks

AllianceData

©2015 ADS Alliance Data Systems, Inc.
Confidential and Proprietary

©2015 ADS Alliance Data Systems, Inc. Confidential and Proprietary  Earnings Release | April 16, 2015  Raising 2015 Guidance($MM, except per share)  9    2014    2015    2015  ’15 / ’14 Increase    Actual    Previous Guidance    New Guidance    Revenue   $ 5,303     $ 6,500    $6,500  +23%                Core EPS  $ 12.56    $ 14.80    $14.90  +19%  Diluted shares outstanding  62.4    64 – 64.7    63.0      Q1 ’15    Previous guidance  $ 3.40  +22%  Share repurchases  0.05    BrandLoyalty timing  0.10    Over-performance  0.10     Reported core EPS  $ 3.65  +31%    2015    Previous guidance  $ 14.80  +18%  Share repurchases  -    BrandLoyalty timing  -    Over-performance  0.10     New core EPS guidance  $ 14.90  +19%  Reverses in Q2  Cover further FX weakness

 ©2015 ADS Alliance Data Systems, Inc. Confidential and Proprietary  Earnings Release | April 16, 2015  Q & A

 ©2015 ADS Alliance Data Systems, Inc. Confidential and Proprietary  Earnings Release | April 16, 2015  Safe Harbor Statement and Forward Looking Statements  This presentation may contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Such statements may use words such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “predict,” “project,” “would” and similar expressions as they relate to us or our management. When we make forward-looking statements, we are basing them on our management’s beliefs and assumptions, using information currently available to us. Although we believe that the expectations reflected in the forward-looking statements are reasonable, these forward-looking statements are subject to risks, uncertainties and assumptions, including those discussed in our filings with the Securities and Exchange Commission. If one or more of these or other risks or uncertainties materialize, or if our underlying assumptions prove to be incorrect, actual results may vary materially from what we projected. Any forward-looking statements contained in this presentation reflect our current views with respect to future events and are subject to these and other risks, uncertainties and assumptions relating to our operations, results of operations, growth strategy and liquidity. We have no intention, and disclaim any obligation, to update or revise any forward-looking statements, whether as a result of new information, future results or otherwise, except as required by law. “Safe Harbor” Statement under the Private Securities Litigation Reform Act of 1995: Statements in this presentation regarding Alliance Data Systems Corporation’s business which are not historical facts are “forward-looking statements” that involve risks and uncertainties. For a discussion of such risks and uncertainties, which could cause actual results to differ from those contained in the forward-looking statements, see “Risk Factors” in the Company’s Annual Report on Form 10-K for the most recently ended fiscal year. Risk factors may be updated in Item 1A in each of the Company’s Quarterly Reports on Form 10-Q for each quarterly period subsequent to the Company’s most recent Form 10-K.

 ©2015 ADS Alliance Data Systems, Inc. Confidential and Proprietary  Earnings Release | April 16, 2015  Financial Measures  In addition to the results presented in accordance with generally accepted accounting principles, or GAAP, the Company may present financial measures that are non-GAAP measures, such as constant currency financial measures, adjusted EBITDA, adjusted EBITDA margin, adjusted EBITDA, net of funding costs and non-controlling interest, core earnings and core earnings per diluted share (core EPS). The Company believes that these non-GAAP financial measures, viewed in addition to and not in lieu of the Company’s reported GAAP results, provide useful information to investors regarding the Company’s performance and overall results of operations. These metrics are an integral part of the Company’s internal reporting to measure the performance of reportable segments and the overall effectiveness of senior management. Reconciliations to comparable GAAP financial measures are available in the accompanying schedules and on the Company’s website. The financial measures presented are consistent with the Company’s historical financial reporting practices. Core earnings and core earnings per diluted share represent performance measures and are not intended to represent liquidity measures. The non-GAAP financial measures presented herein may not be comparable to similarly titled measures presented by other companies, and are not identical to corresponding measures used in other various agreements or public filings.